American Beacon Global Evolution Frontier Markets Income Fund

Supplement dated September 26, 2014
to the
Prospectus dated February 18, 2014

The information below supplements the Fund's Prospectus dated February 18, 2014, and is in addition to any other supplement(s):

In the "Additional Information" section, "Portfolio Holdings" sub-section on page 29, the first two sentences are deleted and replaced with the following:

A complete list of holdings for the Fund is made available on the Fund's website on a monthly basis.  The holdings information is generally posted to the website approximately twenty days after the end of the calendar month and remains available for six months thereafter.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE